UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 15, 2009

__________

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.
Item 3.02                                Unregistered Sales of Equity Securities.

On October 15, 2009, we entered into a private placement subscription agreement with Brightline Ventures I, LLC, a Delaware Limited Liability Company(the “purchaser” or “Brightline”) pursuant to which we sold 185.25 units consisting of convertible notes and warrants, for an aggregate offering price of $1,852,500.  Furthermore, since July 14, 2009, we had sold an additional 75.3 units for an aggregate offering price of $753,000, including a total of $660,000 sold to affiliates of Brightline.  Each of the units (individually, a “Unit” and collectively, the “Units”) consists of a $10,000 24-month senior secured promissory note (each a “Note” and collectively the “Notes”) convertible at the rate of $1.00 per share into 10,000 shares of our common stock, $.00005 par value (the “Common Stock”), bearing interest at the rate of 8% per annum, which interest is accrued annually in Common Stock at the rate of $1.00 per share.  The Notes will be secured by a first lien on all of our assets for so long as the Notes remain outstanding pursuant to the form of Security Agreement filed as an exhibit to this report (the “Security Agreement”).  The Notes are convertible into a total of 2,605,500 shares of Common Stock.  The interest is payable quarterly or upon maturity of the Notes.  The Investors also received one five-year warrant for each Unit purchased, to purchase 15,000 shares of Common Stock per unit with an exercise price of $1.50 per share (“Warrants”).  The total warrants issued to the purchaser and its affiliates were 3,768,750.  The Company has agreed to pay a finder cash commissions aggregating 8% of the gross proceeds of the offering sold to an investor introduced by that finder up to a maximum of 250 Units purchased by such investor and an equal amount of five year warrants at an exercise price of $1.50 per share (for example, if the finder’s fee equals $200,000, then the finder will also receive 200,000 warrants with an exercise price of $1.50).  The Company has reserved the right to negotiate a lower commission for any Units above the 250 purchased by such investor.   The terms and conditions of the Units are substantially identical to the terms and conditions and constitute a part of the units previously sold by us in 2009 and reported on a Form 8-K filed by us on April 21, 2009 (the “2009 Units”).  The amount of Units purchased by Brightline and its affiliates, represents at least a majority of all of the Units and the 2009 Units taken as a whole, and, consequently, under the terms of the Notes, the purchaser has the ability, together with us to amend the Notes and Security Agreements comprising the Units and the 2009 Units.  In consideration of Brightline’s (and its affiliates’) purchase of Note Units in the amount of $2,512,500 pursuant to the terms of the Note Memorandum, the Company granted to Brightline, the right to purchase additional Note Units and/or Preferred Stock Units, as available, up to an additional aggregate amount of $2,487,500.

Pursuant to the terms of the subscription agreement we agreed with the Purchaser to amend the Units (the “Amended Units”) to reflect the terms and conditions of the Units sold by us in 2008 (the “2008 Units”) as described in our Current Reports on Form 8-K filed on June 24 and September 2, 2008 which include among other things a full ratchet anti-dilution formulation with respect to the adjustments to the conversion price of the Notes and the exercise price of the Warrants instead of the weighted average anti-dilution formula contained in the Units and the payment of interest on the Notes, at the option of the holder, quarterly or at maturity rather than just at maturity.  As a result of the amendment, all of the Notes and the 2009 Notes and corresponding Security Agreements will be amended to read as set forth in Exhibits 4.2 and 4.4 attached hereto.  The Warrants sold to the purchaser have also been amended.  We also agreed to offer to amend the warrants  and to offer a registration rights agreement to the noteholders under the 2009 Units on terms identical to those granted to the purchaser.  The Notes, the Amended and Restated Notes (including the Notes issued as part of the 2009 Units) and Notes issued as part of the 2008 Units rank pari passu with each other.

We also entered into registration rights agreements substantially similar to the registration rights agreement entered into with the purchasers of the 2008 Units pursuant to which we have agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock underlying the Amended and Restated Notes and the Amended and Restated Warrants.

Provided certain conditions, as set forth in the Subscription Agreement, are met, we agreed to use our reasonable best efforts to nominate a representative of the purchaser for election to our Board of Directors and we also agreed subject to certain conditions to permit an observer designated by the purchaser to attend meetings of the Board.

The descriptions herein are qualified in their entirety by reference to the copies of the forms of the Subscription Agreement, the Amended and Restated Notes, the Amended and Restated Warrant, the Amended and Restated Security Agreements and the Registration Rights Agreement which are attached as exhibits hereto.

We determined that all of the securities sold and issued in the private placement were exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act.  We based this determination on the non-public manner in which we offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such person understood such securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

The description of the terms of sale of the securities described in this report is qualified in its entirety by reference to the full text of the underlying documents which have been filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

4.1	Form of Subscription Agreement
4.2	Form of Amended and Restated Convertible Promissory Note
4.3	Form of Amended and Restated Warrant to Purchase Common Stock
4.4	Form of Amended and Restated Security Agreement
4.5	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

Date: October 16, 2009	By:	/s/ Steve Cohen
Name: Steve Cohen
Title: President

INDEX TO EXHIBITS

No.	Description

4.1	Form of Subscription Agreement
4.2	Form of Amended and Restated Convertible Promissory Note
4.3	Form of Amended and Restated Warrant to Purchase Common Stock
4.4	Form of Amended and Restated Security Agreement
4.5	Form of Registration Rights Agreement